UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities and Exchange Act of 1934
Date of Report (Date of earliest event reported): June 12, 2018

e.l.f. Beauty, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-37873	46-4464131
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

570 10th Street
Oakland, CA 94607
(Address of principal executive offices)

(510) 778-7787
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 7.01	Regulation FD Disclosure.
e.l.f. Beauty, Inc. (the “Company”) today reaffirmed its fiscal 2018 outlook ahead of its presentation at the William Blair 38th Annual Growth Stock Conference. A live audio webcast of the Company's presentation can be accessed at http://investor.elfcosmetics.com and a replay will remain available for 90 days.
Fiscal 2018 outlook

	Fiscal 2018 Outlook (Approx.)	Fiscal 2017 Actual		% Change
Net sales	$286-291 million	$270 million		6-8%
Adjusted EBITDA	$65-66.5 million	$62 million		6-8%
Adjusted net income	$30-31 million	$32 million	(a)	(1)-(4)%
Adjusted diluted EPS	$0.59-0.61	$0.64	(a)	(5)-(8)%
Fully diluted shares outstanding	51.4 million	49.4 million		—

(a) The Company's 2018 adjusted net income and adjusted diluted EPS guidance excludes amortization of acquired intangible assets. The Company began excluding these items from its adjusted net income and adjusted diluted EPS metrics beginning with the first quarter of fiscal 2018. Fiscal 2017 adjusted net income includes $4.4 million in amortization of acquired intangible assets (net of the related tax effect).
While the Company is reaffirming its fiscal 2018 outlook and may choose to provide interim updates in the future, investors should not expect the Company to provide interim updates of outlook information in advance of scheduled quarterly earnings announcement dates or otherwise.
The information in this Item 7.01 shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or the Securities and Exchange Commission’s (the “SEC”) rules and regulations, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as expressly set forth by specific reference in such a filing.
Note regarding non-GAAP financial measures
This Form 8-K includes references to non-GAAP measures, including adjusted EBITDA, adjusted net income and adjusted diluted EPS. The Company presents these non-GAAP measures because its management uses them as supplemental measures in assessing its operating performance, and believes they are helpful to investors, securities analysts and other interested parties in evaluating the Company’s performance. The non-GAAP measures included in this Form 8-K are not measurements of financial performance under GAAP and they should not be considered as alternatives to measures of performance derived in accordance with GAAP. In addition, these non-GAAP measures should not be construed as an inference that the Company’s future results will be unaffected by unusual or non-recurring items. These non-GAAP measures have limitations as analytical tools, and you should not consider such measures either in isolation or as substitutes for analyzing the Company’s results as reported under GAAP. The Company’s definitions and calculations of these non-GAAP measures are not necessarily comparable to other similarly titled measures used by other companies due to different methods of calculation. Adjusted EBITDA excludes costs related to “restructuring” of operations, stock-based compensation, retail store pre-opening costs and other non-cash and non-recurring costs. Adjusted net income excludes costs related to “restructuring” of operations, stock-based compensation, retail store pre-opening costs, other non-cash and non-recurring costs, amortization of acquired intangible assets and the tax impact of the foregoing adjustments. Reconciliations of the non-GAAP measures set forth under “Fiscal 2017 Actual” in the table above to the most directly comparable GAAP financial measures may be found in Exhibit 99.1 to the Company's Current Report on Form 8-K/A, filed with the SEC on February 28, 2018. With respect to the Company’s expectations for 2018 under “Fiscal 2018 outlook” above, the Company is not able to provide a quantitative reconciliation of the adjusted EBITDA, adjusted net income, and adjusted diluted EPS guidance non-GAAP measures to the corresponding net income and diluted EPS GAAP measures without unreasonable efforts. The Company cannot provide meaningful estimates of the non-recurring charges and credits excluded from these non-GAAP measures due to the forward-looking nature of these estimates and their inherent variability and uncertainty. For the same reasons, the Company is unable to address the probable significance of the unavailable information.

Forward-looking statements
This Form 8-K contains forward-looking statements within the meaning of the federal securities laws, including those statements relating to the Company’s outlook for 2018 under “Fiscal 2018 outlook” above. These forward-looking statements are based on management's current expectations, estimates, forecasts, projections, beliefs and assumptions and are not guarantees of future performance. Although the Company believes that the expectations reflected in the forward-looking statements are reasonable, actual results and the timing of selected events may differ materially from those expectations. Factors that could cause actual results to differ materially from those in the forward-looking statements include, among other things, the risks and uncertainties that are described in the Company's most recent Quarterly Report on Form 10-Q, as well as the Company’s ability to grow net sales and adjusted EBITDA as anticipated; the Company’s ability to effectively compete with other beauty companies; the Company’s ability to successfully introduce new products; the Company’s ability to attract new retail customers and/or expand business with its existing retail customers; the loss of any of the Company’s key retail customers or if the general business performance of its key retail customers declines; and the Company’s ability to effectively manage its expenses. Potential investors are urged to consider these factors carefully in evaluating the forward-looking statements. These forward-looking statements speak only as of the date hereof. Except as required by law, the Company assumes no obligation to update or revise these forward-looking statements for any reason, even if new information becomes available in the future.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

e.l.f. Beauty, Inc.

Date: June 12, 2018	By:	/s/ Scott K. Milsten
Scott K. Milsten
Senior Vice President and General Counsel